UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[X]    Soliciting Material Pursuant to Section 240.14a-12

                         SENTINEL GROUP FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.)  Title of each class of securities to which transaction applies:
     2.)  Aggregate number of securities to which transaction applies:
     3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
     4.)  Proposed maximum aggregate value of transaction:
     5.)  Total fee paid:

Information on Current Proxies

On November 21, 2005, shareholders approved several proposals, including+
     o    Electing the Board of Directors,
     o New advisory fees for the Common Stock, International Equity and Mid Cap Growth Funds and
     o    Fundamental investment policies for most Funds.

The shareholder meeting was adjourned until December 5, 2005 for the following proposals in order to provide additional time to solicit votes:
     o    New advisory fees for the High Yield Bond and Small Company Funds,
     o    A new Charter and
     o Fundamental investment policies for the High Yield Bond, New York Tax-Free Income, Short Maturity Government and Small Company Funds

All proposals approved at either the November 21st or December 5th meeting are expected to become effective as soon as practicable after the December 5th meeting.

You may vote in the following manner:

     o Authorize a proxy by touch tone phone by calling the phone number listed on your proxy card;

     o    Authorize a proxy by Internet

          Click here if your proxy card shows this logo [Sentinel Fund Logo]

          Click here if your proxy card shows this logo [ADP Logo];

     These links will take you to the proxy voting site of a vendor that has contracted with us or your financial intermediary and who is not affiliated with the Sentinel Funds. The Sentinel Funds are not responsible for the content or operation of these sites.

     o Authorize a proxy by completing, signing, dating and returning your proxy card or

     o    Attend the meeting and vote by ballot.

To vote by touch tone phone or Internet, you will need the control number printed on your proxy card.

      The Board of Directors recommends that you vote for these proposals.

                           Frequently Asked Questions

                           Your vote is very important

Q.   What does it mean to be represented by proxy?
A. Being represented by proxy means that you have appointed someone else to act on your behalf as your proxy at the stockholders meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

Q. On what am I being asked to vote at the adjourned special shareholder meeting on December 5, 2005 ("Meeting")?
A. You are being asked to approve (1) the amendment and restatement of the Charter of Sentinel Group Funds, Inc., (2) new advisory fees for the High Yield Bond and Small Company Funds and (3) fundamental investment policies for the High Yield Bond, New York Tax-Free Income, Short Maturity Government and Small Company Funds.

Q.   Has the Board approved these Proposals?
A. The Board has approved each Proposal and recommends that you vote in favor of the applicable Proposals.

Q.   What is changing in my Fund's advisory agreement?
A. Under the proposed amendments, the Small Company Funds' assets would not be aggregated with the Balanced, International Equity and Mid Cap Growth Funds when determining the breakpoint level for its advisory fee. In addition, the High Yield Bond and Small Company Funds would be subject to a new advisory fee schedule. All other provisions of the advisory agreements are unaffected by the proposed amendments.

Q.   How will expenses be affected?

A. Pro forma total annual expenses reflect a decrease for each Class of the High Yield Bond Fund and an increase for each Class of each of the Small Company Fund. Note, however, the new advisory fee schedules do provide the opportunity for a lower effective advisory fee at high asset levels than would be possible under the current advisory fee schedules.

Q.   Why is the Board proposing to amend and restate the Charter?
A. The Board is recommending updating the Charter generally to make it more consistent with the changes in Maryland statutes and regulations and the mutual fund industry since the Charter was first adopted and last amended and restated almost ten years ago.

Q. Why is the Board asking for approval of the Fund's fundamental investment policies?
A. The Board is recommending the deletion of the investment policy restricting the Funds from lending securities, which would allow the Funds to participate in a securities lending program, in addition to the clarification of which of the Funds' investment policies are fundamental and which are non-fundamental. The Board has also proposed that shareholders approve the removal of all investment policies from Sentinel Group Funds, Inc.'s Bylaws as part of an amendment and restatement of the Bylaws aimed at updating them in light of changes in the laws, regulations and industry since they were adopted and last amended.

Q.   What happens if shareholders do not approve a Proposal?
A. Any applicable Fund that does not approve its new advisory fees will continue to be subject to its current advisory fee schedule. If the new Charter is not approved, the current Charter will remain in effect. Each proposal regarding the Funds' fundamental policies (Proposals 4a-4f) is independent of the other. Any Fund that does not approve an applicable Proposal 4a-4f will continue to be subject to its current investment policies. However, the investment policies described in Proposal 4f are not materially different than the investment policies to which the Funds are currently subject. In addition, the investment policies described in Proposals 4a-4d may also be repealed if the new Charter is approved, as described in more detail in the proxy statement.

Q.   I don't own very many shares. Why should I bother to vote?
A. Your vote makes a difference. If numerous shareholders just like you fail to vote, we may not receive sufficient votes to approve the Proposals.

Q.   Who is entitled to vote?
A. Any person who owned shares of Sentinel Group Funds, Inc. on the record date, which was the close of business on the New York Stock Exchange on September 26, 2005, is entitled to vote on the applicable Proposals -- even if that person later sells the shares. You may cast one vote for each dollar of net asset value per share you owned on the record date.

[graphic]Sentinel Funds
         Independent thinking
         since 1934
                                               [graphic]Adjourned Meeting Notice
--------------------------------------------------------------------------------

                                                               November 21, 2005

                            Sentinel Group Funds, Inc
                         **IMPORTANT PROXY INFORMATION**
                            ADJOURNED MEETING NOTICE
                         SPECIAL MEETING OF SHAREHOLDERS
                 HAS BEEN ADJOURNED TO MONDAY, DECEMBER 5, 2005

     We are writing to inform you that the Special Meeting of Shareholders of Sentinel Group Funds, Inc. has been adjourned to December 5, 2005 at 11:00 a.m., Eastern Time in order for certain Funds to solicit additional votes. For more information about the proposals, please refer to the proxy materials, which were previously mailed to you. In order for your vote to be represented, we must receive your instructions on or before 11:00 a.m., Monday, December 5, 2005.

     We encourage you to utilize one of the following options today to record your voting instructions:

     1. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

     2. By Phone: To provide voting instructions by automated telephone, call 1-866-241-6192, available 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy agent, please call 1-866-270-1864. Representatives are available to take your voting instructions Monday through Friday between 9:00 a.m. to 9:00 p.m. and on Saturday from 11 a.m. to 5 p.m., Eastern Time.
     3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at 1-888-796-9932.

If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 Remember, your vote counts. Please vote today.

     Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments.

     Thank you for your prompt attention to this matter.

[graphic]Sentinel Funds
         Independent thinking
         since 1934
                                               [graphic]Adjourned Meeting Notice
--------------------------------------------------------------------------------

                                                               November 21, 2005

                            Sentinel Group Funds, Inc
                         **IMPORTANT PROXY INFORMATION**
                            ADJOURNED MEETING NOTICE
                         SPECIAL MEETING OF SHAREHOLDERS
                 HAS BEEN ADJOURNED TO MONDAY, DECEMBER 5, 2005


     We are writing to inform you that the Special Meeting of Shareholders of Sentinel Group Funds, Inc. has been adjourned to December 5, 2005 at 11:00 a.m., Eastern Time in order for certain Funds to solicit additional votes. For more information about the proposals, please refer to the proxy materials, which were previously mailed to you. In order for your vote to be represented, we must receive your instructions on or before 11:00 a.m., Monday, December 5, 2005.

     We encourage you to utilize one of the following options today to record your vote:

     1. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

     2. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and following the recorded instructions.


If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 Remember, your vote counts. Please vote today.

     Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments

     Thank you for your prompt attention to this matter.               15700-AR2